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                                                                   EXHIBIT 10.12

                            SECOND AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), dated as of October 4, 2002, by and among the lenders listed on the signature pages hereof (the "Lenders"), DYNAMEX INC., a Delaware corporation (the "Borrower"), DYNAMEX OPERATIONS EAST, INC., a Delaware corporation, DYNAMEX OPERATIONS WEST, INC., a Delaware corporation, ROAD RUNNER TRANSPORTATION, INC., a Minnesota corporation, NEW YORK DOCUMENT EXCHANGE CORPORATION, a New York corporation, DYNAMEX DEDICATED FLEET SERVICES, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS, INC., a Delaware corporation, DYNAMEX PROVINCIAL COURIERS, INC., a Delaware corporation, DYNAMEX CANADA HOLDINGS NS CORP., a Nova Scotia (Canada) unlimited liability company, DYNAMEX PROVINCIAL COURIERS NS CORP., a Nova Scotia (Canada) unlimited liability company, DYNAMEX CANADA LIMITED PARTNERSHIP, a Nova Scotia (Canada) limited partnership, DYNAMEX CANADA CORP., a Nova Scotia (Canada) unlimited liability company, ALPINE ENTERPRISES LTD., a Manitoba (Canada) corporation, BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent"), and BANK ONE, NA, as syndication agent under the Credit Agreement (in such capacity, the "Syndication Agent").

                                   BACKGROUND

         A. The Borrower, the other Loan Parties (as defined in the Credit Agreement defined below), the Lenders, the Syndication Agent, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of November 9, 2001, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement (said Third Amended and Restated Credit Agreement, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrower, the Lenders, the Syndication Agent and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENT. Section 10.2 of the Credit Agreement is hereby amended to read as follows:

                  Section 10.2 Minimum Net Worth. The Borrower and its consolidated Subsidiaries will at all times maintain Net Worth in an amount equal to not less than the sum of (a) (i) prior to the time when the settlement of the Shareholder Litigation has been consummated, $38,500,000 or (ii) on and after the time when the settlement of the Shareholder Litigation has been consummated (which

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         settlement involves the issuance of additional Capital Stock of the
         Borrower), $40,000,000, plus (b) 75% of cumulative Net Income, if positive for any fiscal quarter (i.e., exclusive of any negative Net Income for any fiscal quarter), for any fiscal quarter commencing on and after August 1, 2001, plus (c) all Net Proceeds of each Equity Issuance which occurs on or after January 1, 2001.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, after taking into account the effectiveness of this Second
Amendment:

         (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction of the following conditions:

         (a) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct;

         (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

         (c) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Loan Party; and

         (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

         4. LOAN PARTY'S ACKNOWLEDGMENT. By signing below, each Loan Party (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of the Loan Documents to which it is a party are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under the Loan Documents to which it is a party, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents to which it is a party.

         5. RELEASE. IN CONSIDERATION OF THE LENDER'S EXECUTION OF THIS SECOND AMENDMENT, EACH OF THE LOAN PARTIES, IN EACH CASE ON BEHALF OF ITSELF AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASORS"), DOES VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH LENDER AND ADMINISTRATIVE AGENT AND THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS,


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EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS (EACH, A "RELEASED PARTY") FROM ALL
POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ARISING ON OR BEFORE THE DATE THIS SECOND AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY LOAN PARTY MAY NOW HAVE AGAINST ANY RELEASED PARTY, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "OBLIGATIONS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS SECOND AMENDMENT.

         6. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon and during the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Second Amendment.

         (b) Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

         7. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder.

         8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.


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         9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

         11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK


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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

                           DYNAMEX INC.



                           By:      /s/ Ray Schmitz
                                    --------------------------------------------
                                    Ray E. Schmitz
                                    Vice President & Chief Financial Officer


                           DYNAMEX OPERATIONS EAST, INC.
                           DYNAMEX OPERATIONS WEST, INC.
                           ROAD RUNNER TRANSPORTATION, INC.
                           NEW YORK DOCUMENT EXCHANGE CORPORATION
                           DYNAMEX DEDICATED FLEET SERVICES, INC.
                           DYNAMEX CANADA HOLDINGS, INC.
                           DYNAMEX PROVINCIAL COURIERS, INC.
                           DYNAMEX CANADA HOLDINGS NS         CORP.
                           DYNAMEX PROVINCIAL COURIERS NS CORP.
                           DYNAMEX CANADA LIMITED PARTNERSHIP
                           DYNAMEX CANADA CORP.
                           ALPINE ENTERPRISES LTD.



                           By:      /s/ Ray Schmitz
                                    --------------------------------------------
                                    Ray E. Schmitz
                                    Vice President and Chief Financial Officer


                           ADMINISTRATIVE AGENT:

                           BANK OF AMERICA, N.A.,
                           as Administrative Agent



                           By:      /s/ Suzanne M. Paul
                                    --------------------------------------------
                                    Name:    Suzanne M. Paul
                                    Title:   Vice President


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                           LENDERS:

                           BANK OF AMERICA, N.A.



                           By:      /s/ Michael F. Murray
                                    --------------------------------------------
                                    Name:    Michael F. Murray
                                    Title:   Vice President


                           BANK ONE, N.A., (Main Office Chicago)
                           as Syndication Agent and as a Lender



                           By:      /s/ Wyatt Dickson
                                    --------------------------------------------
                                    Name:    Wyatt Dickson
                                    Title:   First Vice President



                           THE BANK OF NOVA SCOTIA



                           By:      /s/ N. Bell
                                    --------------------------------------------
                                    Name:    N. Bell
                                    Title:   Senior Manager




                           FLEET NATIONAL BANK


                           By:      /s/ Kay H. Campbell
                                    --------------------------------------------
                                    Name:    Kay H. Campbell
                                    Title:   Authorized Officer


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                           BANK AUSTRIA CREDITANSTALT
                           CORPORATE FINANCE, INC.


                           By:
                                    ---------------------------------------
                                    Name:
                                           --------------------------------

                                    Title:
                                           --------------------------------



                           By:
                                    ---------------------------------------
                                    Name:
                                           --------------------------------

                                    Title:
                                           --------------------------------


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